                                 EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the use of our report dated August 18th, 1998 relating to the consolidated financial statements of Investors Financial Corporation included in the Current Report on Form 8-K/A.



                                       /s/ MAULDIN & JENKINS, LLC

                                       MAULDIN & JENKINS, LLC


Albany, Georgia

August 18, 1998